UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2019

Crawford United Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01	Entry into a Material Definitive Agreement

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2018 by Crawford United Corporation, an Ohio corporation (the “Company”), on July 5, 2018, the Company and First Francis Company Inc. (“First Francis”) entered into an amendment to the promissory note dated July 1, 2016, in original principal amount of $2,768,662 issued by the Company to First Francis (as amended, the “Promissory Note”) to increase the interest rate from 4.0% per annum to 6.25% per annum, and further amend the Promissory Note to provide a conversion option (the “Conversion Option”) commencing July 5, 2019. The Conversion Option allows First Francis to convert the Promissory Note, in whole or in part, into shares of the Company’s Class B common stock (the “Class B Shares”) with respect to a maximum principal amount of $648,000, at the price of $6.48 per share (subject to adjustment), and subject to shareholder approval. As previously reported in Item 5.07 of the Company’s Current Report on Form 8-K filed on May 14, 2019, the Company obtained the required shareholder approval for the Conversion Option at its 2019 annual meeting of shareholders. First Francis is owned by Edward Crawford and Matthew Crawford. Matthew Crawford serves on the Board of Directors of the Company. On July 9, 2019, First Francis provided a notice to exercise the Conversion Option , as further described in Item 3.02 of this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

On July 9, 2019, the Company issued 100,000 Class B Shares to First Francis following the Company’s receipt on July 9, 2019, of a notice from First Francis of its exercise of the Conversion Option in respect of $648,000 of the principal and interest amount outstanding under the Promissory Note between the Company and First Francis, thereupon retiring $623,611 of outstanding debt incurred and $24,389 of accrued interest under the Promissory Note.

The Company issued the Class B Shares upon conversion of $648,000 borrowed under the Promissory Note to First Francis in reliance on the exemption from registration provided for under Section 3(a)(9) of the Securities Act of 1933, as amended, as the issuance was made to an existing security holder, there was no consideration paid for the Class B Shares and no commission or other remuneration was paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: July 12, 2019	/s/ Kelly J. Marek
Name: Kelly J. Marek
Its: Vice President and Chief Financial Officer

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